EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

FOR

THE GRILLED CHEESE TRUCK, INC.

The Grilled Cheese Truck, Inc. c/o Grandview Capital Partners, Inc.

641 Lexington Avenue

Suite 1526

New York, NY 10022

Ladies and Gentlemen:

1.       Subscription. The undersigned (the “Purchaser”) will purchase the number of units (“Units”), each Unit consisting of a 10% Convertible Senior Secured Promissory Note (a “Note”) in the principal amount of $25,000, substantially in the form attached hereto as Exhibit A, and a warrant (the “Warrant”), substantially in the form attached hereto as Exhibit B, to purchase 12,500 shares of the common stock (the “Common Stock”) of The Grilled Cheese Truck, Inc., a Nevada corporation (the “Company”), set forth on the signature page to this Subscription Agreement, at a purchase price of $25,000 per Unit. The Units are being offered (the “Offering”) by the Company pursuant to the offering terms set forth in the Company’s Confidential Private Placement Memorandum, dated May 29, 2013, as may be amended and/or supplemented, from time to time (collectively, the “Memorandum”). The Note and the shares of Common Stock of the Company issuable upon conversion thereof (the “Convertible Shares”) and the Warrant and shares of Common Stock issuable upon exercise of the Warrant (the “Warrant Shares”) are collectively referred to herein as the “Securities.”

The Units are being offered on a “best efforts” basis of up to $2,000,000 (the “Offering Amount”). The Units may be sold at one or more closings of the Offering (each a “Closing”, and, collectively, the “Closings”), at any time during the Offering Period (defined hereafter). The minimum investment amount that may be purchased by a Purchaser is one Unit, or $25,000 (the “Purchaser Minimum Investment”); provided however, the Company, in its sole discretion, may accept a Purchaser subscription for an amount less than the Purchaser Minimum Investment. The subscription for the Units will be made in accordance with and subject to the terms and conditions of this Subscription Agreement and the Memorandum. The Company and the Purchaser each agree that the Offering is being made subject to the Engagement Letter, dated May 29, 2013 (the “Engagement Letter”), among the Company and Grandview Capital Partners, Inc., and Blackwall Capital Markets, Inc. (the “Placement Agent”).

All subscription funds will be held in a non-interest bearing escrow account in the Company’s name at Cross River Bank, 885 Teaneck Road, Teaneck, New Jersey 07666, or with such other escrow agent as may be appointed by the Placement Agent and Company (the “Escrow Account”).

The Units will be offered through June 7, 2013 commencing on the date of the Memorandum (the “Offering Period”) provided, the Company may extend the Offering Period up to one (1) additional fourteen (14) day period in its sole discretion without notice to investors. In the event that (i) subscriptions for the Offering are rejected in whole (at the sole discretion of the Company), or (ii) the Offering is otherwise terminated by the Company, then the Escrow Agent will refund all subscription funds held in the Escrow Account to the persons who submitted such funds, without interest, penalty or deduction. If a subscription is rejected in part (at the sole discretion of the Company) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction.

The Company reserves the right (but is not obligated) to have its employees, agents, officers, directors and affiliates purchase Units in the Offering and all such purchases will be counted towards the Offering Amount.

The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety. Certain capitalized terms used but not otherwise defined herein will have the respective meanings provided in the Memorandum.

2.           Payment. The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to, “Cross River Bank, as Escrow Agent for The Grilled Cheese Truck, Inc.,” in the full amount of the purchase price of the Units being subscribed for. Together with the check for, or wire transfer of, the full purchase price, the Purchaser is delivering a completed and executed Signature Page to this Subscription Agreement along with a completed Accredited Investor Certification, and a completed Investor Profile which are annexed hereto. By executing this Subscription Agreement, you will be deemed to have agreed, accepted and subscribed for each of the Transaction Documents attached to the Memorandum, including the 10% Convertible Senior Secured Note and Warrant, and will be bound by each of their terms.

3.           Deposit of Funds. All payments made as provided in Section 2 hereof will be deposited by the Purchaser as soon as practicable with Cross River Bank, as escrow agent (the “Escrow Agent”), or such other escrow agent appointed by the Company, in a non-interest bearing escrow account (the “Escrow Account”). In the event that the Company does not effect a Closing during the Offering Period, the Escrow Agent will refund all subscription funds, without deduction and/or interest accrued thereon, and will return the subscription documents to each Purchaser. If the Company rejects a subscription, either in whole or in part (at the sole discretion of the Company), the rejected subscription funds or the rejected portion thereof will be returned promptly to such Purchaser without interest, penalty, expense or deduction.

4.           Purchase and Sale of Note.

4.1     Sale and Issuance of Note. Subject to the terms and conditions of this Subscription Agreement, each Purchaser agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to each Purchaser a Note in the principal amount set forth opposite such Purchaser’s name on the signature page hereto. The purchase price of each Note shall be equal to 100% of the principal amount of such Note. The Company’s agreements with each of the Purchasers are separate agreements, and the sales of the Notes to each of the Purchasers are separate sales.

4.2     Closing; Delivery.

The purchase and sale of the Notes shall take place at such time and place as the Company and the Purchasers mutually agree upon, orally or in writing. In the event there is more than one closing, the term “Closing” shall apply to each such closing (including the initial closing), unless otherwise specified herein.

At each Closing, the Company shall deliver to each Purchaser the Note to be purchased by such Purchaser against (1) payment of the purchase price therefore by check payable to the Company or by wire transfer to a bank designated by the Company and (2) delivery of counterpart signature pages to this Subscription Agreement and the Note.

Until the earlier of such time as the aggregate amount of face principal indebtedness evidenced by the Notes equals a total of $2,000,000 or June 7, 2013, provided, the Company may extend such date up to one (1) additional fourteen (14) day period in its sole discretion without notice to investors, the Company may sell additional Notes to such persons or entities as determined by the Company, or to any Purchaser who desires to acquire additional Notes. All such sales shall be made on the terms and conditions set forth in this Subscription Agreement. For purposes of this Subscription Agreement, and all other agreements contemplated hereby, any additional purchaser so acquiring Notes shall be deemed to be a “Purchaser” for purposes of this Subscription Agreement, and any notes so acquired by such additional purchaser shall be deemed to be “Notes”.

At each Closing, the Parties shall execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

4.3     Conversion. Each Purchaser understands and agrees that upon the earlier of: (i) the Purchaser’s election following the date upon which the Company’s registration statement is declared effective by the Securities and Exchange Commission (“SEC”); or (ii) thirty-six (36) months from the Issue Date, the Principal Amount shall be mandatorily converted into shares of common stock (the “Common Stock”) of the Company. The shares of Common Stock issuable upon conversion of the Notes shall equal: (i) the Principal Amount of the Note and the accrued interest thereon (assuming the Company elects to pay the interest in shares of Common Stock) divided by (ii) $1.00.

5.           Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept this or any other subscription for the Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this or any other subscription. The Company will have no obligation hereunder until the Company executes and delivers to the Purchaser an executed copy of the Subscription Agreement. If Purchaser’s subscription is rejected in whole (at the sole discretion of the Company) or the Offering is terminated, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will thereafter be of no further force or effect. If Purchaser’s subscription is rejected in part (at the sole discretion of the Company) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent such subscription was accepted.

6.           Representations and Warranties of the Purchaser. The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)          Such Purchaser has full power and authority to enter into this Subscription Agreement. This Subscription Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

(b)          None of the Securities are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement and the Purchaser Questionnaire included as part of this Subscription Agreement;

(c)          The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor (collectively, “Advisors”), have received and have carefully reviewed the Memorandum, this Subscription Agreement (including the Purchaser Questionnaire), the Warrant and the Note, the Registration Rights Agreement (collectively, the “Transaction Documents”) and all other documents requested by the Purchaser or its Advisors, and understand the information contained therein, prior to the execution of this Subscription Agreement;

(d)          The Purchaser understands that neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of the Securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any Federal, state or other regulatory authority;

(e)          All documents, records, and books pertaining to the investment in the Securities including, but not limited to, all information regarding the Company and the Securities, requested by the Purchaser have been made available for inspection and reviewed by the Purchaser and its Advisors, if any;

(f)          The Purchaser and its Advisors, have had a reasonable opportunity to ask questions of and receive answers from the Company’s officers and any other persons authorized by the Company to answer such questions, concerning, among other related matters, the Offering, the Securities, the Transaction Documents and the business, financial condition, results of operations and prospects of the Company and all such questions have been answered by the Company to the full satisfaction of the Purchaser and its Advisors;

(g)          The Purchaser has not been furnished with any oral representation or oral information in connection with the offering of the Securities that is not contained in, or is in any way contrary to or inconsistent with, statements made in this Subscription Agreement;

(h)          The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(i)          The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than fees to be paid by the Company to the Placement Agent, as described in the Memorandum);

(j)          The Purchaser, either alone or together with its Advisors has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto;

(k)          The Purchaser is not relying on the Company, Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in any of the Securities and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors;

(l)          This Subscription Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Subscription Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Subscription Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring any of the Securities.

(m)          The Purchaser understands and agrees that purchase of the Securities is a high risk investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company, including a risk of total loss of such investment. The Purchaser must bear the substantial economic risks of the investment in the Securities indefinitely because none of the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends will be placed on the certificates representing the Notes and Warrants and the shares of Common Stock underlying conversion of the Notes and the exercise of the Warrants to the effect that such securities have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books. The Purchaser understands that there is no public market for the Notes and Warrants to be issued in the Offering and the Company has no intention of seeking an active trading market for these Securities;

(n)          The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Securities for an indefinite period of time;

(o)          The Purchaser is aware that an investment in the Securities involves a number of very significant risks and has carefully read and considered the matters set forth in the Memorandum and, in particular, the matters under the caption “Risk Factors” therein and understands any of such risks may materially adversely affect the Company’s operations and future prospects;

(p)          The Purchaser is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Commission under the Securities Act and has truthfully and accurately completed the Purchaser Questionnaire included as part of this Subscription Agreement and will submit to the Company such further assurances of such status as may be reasonably requested by the Company;

(q)          The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(r)          If a Purchaser is not a United States person (as defined by Rule 902(k) under the Securities Act), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Purchaser’s subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of Purchaser’s jurisdiction. Such Purchaser also hereby represents that such Purchaser is not a “10-percent shareholder” as defined in Section 871(h) of the Internal Revenue Code of 1986, as amended.

(s)          The Purchaser and its Advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum including, but not limited to, the terms and conditions of the Securities as set forth therein and the Transaction Documents and all other related documents, received or reviewed in connection with the purchase of the Securities and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or its Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company in writing to the full satisfaction of the Purchaser and its Advisors, if any;

(t)          Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the Offering of the Securities as described in the Memorandum;

(u)          The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. This investment is a suitable one for the Purchaser;

(v)         The Purchaser is satisfied that it has received adequate information with respect to all matters which it or its Advisors, if any, consider material to its decision to make this investment;

(w)          The Purchaser acknowledges that any and all estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon;

(x)          No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the offering of the Securities which are in any way inconsistent with the information contained in the Memorandum;

(y)          Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(z)          The Purchaser acknowledges that the Company has not and will not present the Purchaser with audited financial statements for the year ended December 31, 2012.

(aa)         The Purchaser acknowledges that the Company is presently not current with its required periodic filings with the Commission, including but not limited to the Company’s Annual Report on Form 10-K and respective audited financial statements for the fiscal year ended December 31, 2012 or the Company’s Quarterly Report on Form 10-Q.

(bb)         The Purchaser acknowledges that the Company has retained new auditors to audit the financial statements for the fiscal year ended December 31, 2012 and the audit for the year ended December 31, 2012 has not been completed.

(cc)         The Purchaser acknowledges that the Company is unable to file a registration statement until the audit for the fiscal year ended December 31, 2012 and interim financial statements has been completed, and the Company is unable to list or trade any of its securities on an exchange or quotation system until the Company is current on its required Commission filings.

6.           Transfer Restrictions; Legends. The Purchaser understands that (i) the Securities have not been registered under the Securities Act; (ii) the Securities are being offered and sold pursuant to an exemption from registration, based in part upon the Company’s reliance upon the statements and representations made by the Purchasers in this Subscription Agreement, and that the Securities must be held by the Purchaser indefinitely, and that the Purchaser must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (iii) each Certificate representing the Securities will be endorsed with a legend substantially in the following form until the earlier of (1) such date as the Securities have been registered for resale by the Purchaser or (2) the date the Securities are eligible for sale under Rule 144 under the Securities Act or any successor rule (“Rule 144”):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended. The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in some or all of the Securities pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, the Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer shall not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

Certificates evidencing the Securities shall not contain any legend (including the legend set forth in this Section): (i) following a sale of such Securities pursuant to an effective registration statement (including the Registration Statement), or (ii) following a sale of such Securities pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). Following such time as restrictive legends are not required to be placed on certificates representing the Securities, the Company will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing the Securities containing a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from the restrictive legend provided for in this Section. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for the Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company system.

Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

The Purchaser acknowledges that the Securities have not been recommended by any Federal or state securities commission or regulatory authority. In making an investment decision, investors must rely on their own examination of Company and the terms of the Offering, including the merits and risks involved. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement. Any representation to the contrary is a criminal offense. The Securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time;

(For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser or Plan fiduciary has not relied on any advice or recommendation of the Company or any of its affiliates; and

The Purchaser has read in its entirety the Memorandum and all exhibits thereto, including, but not limited to, all information relating to the Company, and the Securities, and understands fully to its full satisfaction all information included in the Memorandum including, but not limited to, the Section entitled “Risk Factors”.

7.           Representations and Warranties of the Company.

(a)         The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

(b)         This Subscription Agreement and the Securities have been duly authorized by the Board of Directors of the Company. This Subscription Agreement and the Securities, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c)         The Company is not in violation of or default on any term of its Certificate of Incorporation, as amended and/or restated from time to time (the “Certificate of Incorporation”), as each is in effect on the date hereof, or any provision of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Company is a party or by which it is bound, the breach of or default under which would have a material adverse effect on the condition, financial or otherwise, business or operations of the Company or, to the Company’s knowledge, of any provision of any federal, state or other applicable statute, rule or regulation applicable to the Company and a violation of which would have a material adverse effect on the condition, financial or otherwise, business or operations of the Company.

(d)         The execution, delivery and performance by the Company of this Subscription Agreement and the Notes, the compliance herewith and therewith, the issuance by the Company of the Securities and the consummation of the transactions contemplated hereby will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, (i) any provision of any federal, state or other applicable statute, rule or regulation applicable to the Company and a violation of which would have a material adverse effect on the condition, financial or otherwise, business or operations of the Company, (ii) the Certificate of Incorporation in effect on the date hereof, or (iii) any provision of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Company is a party or by which it is bound, the breach of or default under which would have a material adverse effect on the condition, financial or otherwise, business or operations of the Company, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such term.

(e)         The authorized capital stock of the Company currently consists of 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock of which 1,000,000 is designated as Series A Preferred Shares. All issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in the Memorandum, and except for the Notes, there are no other outstanding rights, options, warrants, preemptive rights, rights of first refusal, or similar rights for the purchase or acquisition from the Company of any securities of the Company nor are there any commitments to issue or execute any such rights, options, warrants, preemptive rights or rights of first refusal. Except as otherwise provided in the Company’s Certificate of Incorporation, there are no outstanding rights or obligations of the Company to repurchase or redeem any of its securities. All outstanding securities have been issued in compliance with state and federal securities laws.

(f)          There is no action, suit, proceeding, or investigation (including without limitation any suit, proceeding, or investigation involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers) pending or, to the best of the Company’s knowledge, currently threatened before any court, administrative agency, or other governmental body. The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality. There is no action, suit, or proceeding by the Company currently pending or that the Company intends to initiate.

(g)         The Company has fully provided each Purchaser with all the information that such Purchaser has requested for deciding whether to purchase the Securities and all material information that the Company believes is reasonably necessary to enable a reasonable Purchaser to make such decision. Neither this Subscription Agreement, nor any other agreements, statements or certificates made or delivered to Purchaser in connection herewith or therewith contains any untrue statement of a material fact or, when taken together, omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

8.         Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, the Placement Agent and each of their respective officers, directors, managers, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

9.          Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement will survive the death or disability of the Purchaser and will be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder will be joint and several and the agreements, representations, warranties and acknowledgments herein will be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

10.                   Closing Conditions.

(a)               Conditions of the Purchasers’ Obligations at Closing. The obligations of each Purchaser to the Company under this Subscription Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(i)          Representations and Warranties. The representations and warranties of the Company contained in Section 5 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

(ii)         Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Subscription Agreement shall be obtained and effective as of the Closing.

(b)               Conditions of the Company’s Obligations at Closing. The obligations of the Company to each Purchaser under this Subscription Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(i)          Representations and Warranties. The representations and warranties of each Purchaser contained in Section 6 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

(ii)         Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Subscription Agreement shall be obtained and effective as of the Closing.

11.             Modification. This Subscription Agreement will not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

12.              Notices. Any notice or other communication required or permitted to be given hereunder will be in writing and will be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth in the Memorandum or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party will have furnished in writing in accordance with the provisions of this Section 11). Any notice or other communication given by certified mail will be deemed given at the time of certification thereof, except for a notice changing a party’s address which will be deemed given at the time of receipt thereof.

13.           Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of any of the Securities will be made only in accordance with all applicable laws.

14.           Applicable Law. This Subscription Agreement will be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. The parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which the parties may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

15.           Blue Sky Qualification. The purchase of Securities pursuant to this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws.

16.           Use of Pronouns. All pronouns and any variations thereof used herein will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

17.           Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any trade or business secrets of the Company and any business materials that are treated by the Company as confidential or proprietary, including, without limitation, confidential information obtained by or given to the Company about or belonging to third parties.

18.         Miscellaneous.

(a)        This Subscription Agreement, together with the other Transaction Documents, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)        Each of the Purchaser’s and the Company’s representations and warranties made in this Subscription Agreement will survive the execution and delivery hereof and delivery of the Securities.

(c)        Each of the parties hereto will pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)        This Subscription Agreement may be executed in one or more counterparts each of which will be deemed an original, but all of which will together constitute one and the same instrument.

(e)        Each provision of this Subscription Agreement will be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality will not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)        Paragraph titles are for descriptive purposes only and will not control or alter the meaning of this Subscription Agreement as set forth in the text.

(g)        Except for the commissions payable by the Company to the Placement Agent (as described in the Memorandum), each party, each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(h)        Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

19.         Entire Agreement. This Subscription Agreement, the Memorandum and the Transaction Documents constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

20.         Signature Page.

(a)          It is hereby agreed that the execution by the Purchaser of this Subscription Agreement, in the place set forth herein, will constitute agreement to be bound by the terms and conditions hereof. It is hereby agreed by the parties hereto that the execution by the Purchaser of this Subscription Agreement, in the place set forth herein below, will be deemed and constitute the agreement by the Purchaser to be bound by all of the terms and conditions hereof as well the Transaction Documents, and will be deemed and constitute the execution by the Purchaser of all such Transaction Documents without requiring the Purchaser’s separate signature on any of such Transaction Documents.

ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.	Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.	The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.	As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

THE GRILLED CHEESE TRUCK, INC.

SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

Purchaser hereby elects to purchase a total of $________ of Notes and Warrants (or $______ of face principal amount of Notes). For each $25,000 of face principal amount of Notes purchased the purchaser to receive Warrants to purchase 12,500 shares of common stock. (NOTE: to be completed by the Purchaser).

Date (NOTE: To be completed by the Purchaser): __________________, 2013

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as

TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature

Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY

COMPANY or TRUST:

Name of Partnership,	Federal Taxpayer

Corporation, Limited	Identification Number

Liability Company or Trust

By:

Name:	State of Organization

Title:

Date	Address

AGREED AND ACCEPTED:

THE GRILLED CHEESE TRUCK, INC.

By:
Name:	Date
Title:

THE GRILLED CHEESE TRUCK, INC.

ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only

(All individual investors must INITIAL where appropriate. Where there are joint investors both parties must INITIAL):

Initial _______	I certify that I have a “net worth” of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. For purposes hereof, “net worth” shall be deemed to include all of your assets, liquid or illiquid (excluding the value of your principal residence), minus all of your liabilities (excluding the amount of indebtedness secured by your principal residence up to its fair market value).
Initial _______	I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial _______	The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.
Initial _______	The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5,000,000 and was not formed for the purpose of investing in Company.
Initial _______	The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.
Initial _______	The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.
Initial _______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.
Initial _______	The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.
Initial _______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.
Initial _______	The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in Company.
Initial _______	The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.
Initial _______	The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.
Initial _______	The undersigned certifies that it is an insurance company as defined in §2(a)(13) of the Securities Act of 1933, as amended, or a registered investment company.

THE GRILLED CHEESE TRUCK, INC.
Purchaser Questionnaire

(Must be completed by Investor)

Section A - Personal Investor Information

Title in Which Securities Are to be Held:

________________________________________________________________________

Individual Executing Profile or Trustee:

_______________________________________________________________________

Social Security Numbers / Federal I.D. Number:

________________________________________________________________________

Date of Birth: _________________ Marital Status: _________________

Joint Party Date of Birth:_________________

Investment Experience (Years): ___________

Annual Income: _________________

Liquid Net Worth:_____________

Net Worth: ________________

Investment Objectives (circle one or more):	Long Term Capital Appreciation, Short Term Trading, Businessman’s Risk, Income, Safety of Principal, Tax Exempt Income or other

Home Street Address: ________________________________________________________________________

Home City, State & Zip Code: ________________________________________________________________________

Home Phone: ________________________ Home Fax: _____________________

Home Email: _______________________________

Employer: ________________________________________________________________________

Employer Street Address: ________________________________________________________________________

Employer City, State & Zip Code:
________________________________________________________________________

Bus. Phone: __________________________ Bus. Fax: _______________________

Bus. Email: ________________________________

Type of Business: ________________________________________________________________________

GRANDVIEW Account Executive / Outside Broker/Dealer:
_______________________________________________________

THE GRILLED CHEESE TRUCK, INC.
Purchaser Questionnaire
(Must be completed by Subscriber)

Section B – Entity Investor Information

Title in Which Securities Are to be Held:________________________________________________________________________

Authorized Individual Executing Profile or Trustee: _______________________________________________________________________

Social Security Numbers / Federal I.D. Number: ________________________________________________________________________

Investment Experience (Years): ___________

Annual Income: _______________

Net Worth: ________________

Was the Trust formed for the specific purpose of purchasing the Preferred Stock and Warrants?

☐ Yes ☐ No

Principal Purpose (Trust)______________________________________

Type of Business: ________________________________________________________

Investment Objectives (circle one or more):	Long Term Capital Appreciation, Short Term Trading, Businessman’s Risk, Income, Safety of Principal, Tax Exempt Income or other

Street Address: ________________________________________________________________________

City, State & Zip Code: ________________________________________________________________________

Phone: ________________________        Fax: ________________________

Email: __________________________

Grandview Account Executive /Outside Broker/Dealer:

_______________________________________________________

Section C – Form of Payment – Check or Wire Transfer

____ Check payable to “CROSS RIVER BANK AS ESCROW AGENT FOR THE GRILLED CHEESE TRUCK, INC.”

____ Wire funds from my outside account according to the “To subscribe for Units of Senior Secured Convertible Promissory Note(s) and Warrants to Purchase Shares of Common Stock of THE GRILLED CHEESE TRUCK, INC.” page (page “i”)

____ Wire funds from my GRANDVIEW Account – See following page

____The funds for this investment are rolled over, tax deferred from ____________________ within the Allowed 60-day window

Section D – Securities Delivery Instructions (check one)

____ Please deliver my securities to Grandview for deposit into my brokerage account.

____ Please deliver my securities to the address listed in the above Investor Profile.

____ Please deliver my securities to the below address:

_________________

_________________

_________________

_________________

Section E – Investor Instructions for Payments (check one)

____   Please make out my interest and any other payment checks pursuant to the Units to “[Insert Client Name]” and deliver such checks to Grandview so that they may deposit them into my Grandview brokerage account.

____   Please make out my interest and any other payment checks pursuant to the Units in the registered name set forth in the Investor Profile and mail such checks to me at the address specified in the Investor Profile.

Investor Signature(s) _______________________________________       Date_______________

Wire Transfer Authorization

TO:	PLACEMENT AGENT

GRANDVIEW CAPITAL PARTNERS, INC.

RE:	Client Wire Transfer Authorization

THE GRILLED CHEESE TRUCK, INC.

DATE: ________________

This memorandum authorizes the transfer of the following listed funds from my GRANDVIEW Brokerage Account as follows:

GRANDVIEW Brokerage Account #   ______________________

Wire Amount                                 $______________________

Cross River Bank

885 Teaneck Road

Teaneck, New Jersey 07666

ABA No.: 031301752

For Credit to Cross River Bank, as Escrow Agent for

The Grilled Cheese Truck, Inc.

Account No.:

REFERENCE:

SUBSCRIBER’S LEGAL NAME

______________________________________________________

TAX ID NUMBER

______________________________________________________

SUBSCRIBER’S ADDRESS

______________________________________________________

FBO: ________________________________________________

Signature:

Signature:
(Joint Signature)